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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 4, 2000
                                                         ----------------


                              CC VII HOLDINGS, LLC
                              --------------------
                           FALCON FUNDING CORPORATION
                           --------------------------

           (Exact name of registrants as specified in their charters)

                                    Delaware
                                    --------
                                   California
                                   ----------
         (State or Other Jurisdiction of Incorporation or Organization)


                    033-60776                                  43-1854210
                    ---------                                  ----------
                    333-55755                                  95-4681480
                    ---------                                  ----------
             (Commission File Numbers)                      (Federal Employer
                                                         Identification Numbers)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                              63131
-----------------------------------                              -----
(Address of Principal Executive Offices)                         (Zip Code)

(Registrants' telephone number, including area code)             (314) 965-0555




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ITEM 5.  OTHER ITEMS.

8.375% Senior Debentures

         Pursuant to a change of control offer, 317,375 of the Registrants' 8.375% Senior Debentures due 2010 (the "Debentures") (each with a $1,000 face amount) were validly tendered.

         The Debentures were repurchased at 101% of their principal amount, plus accrued and unpaid interest thereon through February 4, 2000. The aggregate repurchase price was $328.6 million and was funded with equity contributions from Charter Communications Holdings, LLC (Charter Holdings), a wholly owned subsidiary of Charter Communications Holding Company, LLC, which made the cash available from the proceeds of its sale of $1.5 billion of high yield notes in January 2000 (the "January 2000 Notes").

         In addition to the above change of control repurchase, the Registrants have repurchased 57,595 Debentures in the "open market" for $59.3 million, also using cash received from equity contributions ultimately from Charter Holdings from a portion of the proceeds from its sale of the January 2000 Notes. 30 Debentures with a face value of $30,000 at February 18, 2000 remain outstanding.


9.285% Senior Discount Debentures

         Pursuant to another change of control offer, 230,012 of the Registrants' 9.285% Senior Discount Debentures due 2010 (the "Discount Debentures") (each with a $1,000 face amount at maturity) were validly tendered.

         The Debentures were repurchased at 101% of their accreted value as of February 4, 2000. The aggregate repurchase price was $173.8 million and was funded with equity contributions from Charter Holdings, which made the cash available from the proceeds of its sale of the January 2000 Notes.

         In addition to the change of control repurchase, the Registrants have repurchased 204,835 Discount Debentures in the "open market" for $154.0 million, also using cash received from equity contributions ultimately from Charter Holdings from a portion of the proceeds from its sale of the January 2000 Notes. 403 Discount Debentures with an accreted value of $303,000 at February 18, 2000 remain outstanding.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                     CC VII HOLDINGS, LLC

                                     FALCON FUNDING CORPORATION


Dated February 18, 2000             By:  /s/ KENT D. KALKWARF
                                         --------------------
                                         Name:  Kent D. Kalkwarf
                                         Title: Senior Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer
                                                and Principal Accounting
                                                Officer)